Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

    In connection with the annual report on Form 10-K of Southwest Iowa Renewable Energy, LLC (the “ Company ”) for the period ended September 30, 2020, as filed with the Securities and Exchange Commission on the date hereof (the “ Report ”), I, Michael D. Jerke, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange  Act of 1934, as amended; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	December 11, 2020	/s/ Michael D. Jerke
Michael D. Jerke, President and Chief Executive Officer
(Principal Executive Officer)